Dear Shareholders:
-------------------------------------------------------------------------------
   Lexington International Fund had a total return of 10.77%* for the six month period ended June 30, 1999. This compares with a total return of 7.38% for the average international fund monitored by Lipper, Inc. and a gain of 4.00%** for the unmanaged Morgan Stanley Capital International EAFE Index.

Portfolio Review
   The strong first half performance was aided by several factors. An increase in Japanese holdings, particularly in smaller companies such as Yahoo Japan and Douter Coffee, led to large gains in the Japanese portion of the portfolio. A focus on value also benefited the Fund as holdings such as Jefferson Smurfit in Ireland and D.F.S. Furniture in the U.K. saw big double-digit gains. Bottom-up stock selection seemed particularly important over the last six months and overall stock selection enhanced performance. A focus on restructuring stocks in Japan such as department store chain Diamaru and Nikko Securities proved rewarding. Finally, technology stocks continued to provide excellent returns with stocks such as Nokia aiding Fund performance. Emerging markets have enjoyed large gains during the half year. Asia has proven to be the most profitable region as signs of economic recovery have sparked spectacular rallies in South Korea, Thailand, Hong Kong, and the Philippines. Russia has also rallied strongly from very depressed levels as rising oil prices improve the economic outlook. The Fund saw strong gains in emerging market stocks such as Bangkok Bank, but relatively low emerging market weighting was the primary factor which hindered returns.

Market Outlook
   The global investment environment is mixed. The U.S. economy continues to grow at a rapid pace. U.S. consumers have maintained a healthy appetite for houses, cars, computers, and a multitude of other goods. Consumption is being driven by high consumer confidence, low unemployment, and rising home and stock prices. An additional ingredient in the growth formula is the improving performance of the manufacturing sector. It appears that the world economy bottomed about four to six months ago. Led by three interest rate cuts by the Federal Reserve, global growth has accelerated. Asia is seeing the biggest turn with GDP growth not only turning positive but heading above 5% growth in places like South Korea. A combination of cheap currencies, falling interest rates, and strong exports, particularly to the U.S., has led to an improved Asia. The story is similar in other emerging economic regions, such as Latin America, but with a different magnitude. Mexico is enjoying robust growth with strong export growth to the U.S. Brazil is still struggling under budgetary concerns, but not to the degree many expected. Japan has also been a big economic surprise. Perhaps largely due to a massive fiscal stimulus package, first quarter GDP advanced 7.8%. This trend will certainly not continue; however, there are signs the economy may have at least bottomed. Finally, European growth has been spotty. The European consumer has remained surprisingly robust. The weak Euro is also likely to improve the outlook of the manufacturing sector. Although growth is not strong, European growth does seem to be improving.

   A world of accelerating growth is certainly positive for earnings prospects. Unfortunately, there is a flip side to better earnings, which is rising interest rates. Signs of inflation remain fairly well contained, but it is not hard to find warning signs. Important commodities, particularly oil, have increased sharply in price. The U.S. Consumer Price Index is now being closely watched for signs of inflation. Bond yields have also risen sharply. U.K. long rates have risen .85% during the half year, while German ten year rates have advanced .60%. Trying to stay ahead of inflation pressures the U.S. Federal Reserve recently raised interest rates .25% with further hikes a real possibility. Rising interest rates are a major negative for stocks as it raises borrowing costs, slows economic activity, and lowers the attractiveness of stocks versus bonds. Given the heady valuation levels of stocks, particularly in the U.S., investors rightfully should be concerned. While liquidity may be tightening,long-term factors such as corporate restructuring remains a major positive. A shift toward shareholder value has already taken hold in Europe as companies such as Philips, Saurer, and AXA continue to improve profitability. Japanese companies may finally be joining the parade, and this is exciting investors. The scope for strong profit growth in Japan is enormous if cost cutting and restructuring is seriously deployed. Japanese stocks will be excellent long-term investments if management focuses on profitability.

   The portfolio remains well-diversified with Japan now representing approximately 20%. Global growth is accelerating, and as a result, economic sensitive sectors such as paper, steel, and semiconductors have been added to. The cyclical sectors also tend to offer better value than most other sectors. Restructuring continues to be an important theme in the portfolio. Managements, which have incentives aligned with shareholders, and who have demonstrated an ability and desire to improve corporate profitability, continue to be favored by the Fund. Valuation levels are rich in many areas which increases risk. To mitigate potential risk, valuation is being heavily emphasized along with fundamentals. The best value appears to be in small to midsize companies of which the Fund has significant exposure. The biggest risk is economic overheating and inflation. We will remain diligent in watching these trends and will take necessary action if interest rates continue to rise.

   The Lexington investment approach is a combination bottom-up top-down style. The investment professionals at Lexington try to isolate the best opportunities by region and sector globally on a risk adjusted basis. Fundamental stock analysis is a crucial part of the process. This includes a proprietary valuation model as well as constant company contact. The portfolio has a mixture of value and growth with a healthy appreciation for risk.

Year 2000 -- Investment Decisions
   When evaluating current and potential portfolio positions, Year 2000 readiness is one of the factors the Fund's manager considers. The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness. If a company in which the Fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities will also be adversely affected. A decrease in the value of one or more of the Fund's portfolio holdings will have a similar impact on the Fund's performance. A further discussion of Year 2000 issues is included in the footnotes to the financial statements, which are included in this report.

   We appreciate the support of our shareholders and would be happy to respond to any questions or comments you may have. Please feel free to call us at 1-800-526-0056 or visit our website at www.lexingtonfunds.com.

Sincerely,


/s/ Richard T. Saler                            /s/ Robert M. DeMichele
Richard T. Saler                                Robert M. DeMichele
Portfolio Manager                               President
August, 1999                                    August, 1999

* 16.91%, 9.83% and 10.19% are the one, five, and since commencement (01/03/94) average annual standard total returns, respectively, for the period ended June 30, 1999. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. International investing has special risks, including currency fluctuations and political instability. Total return represents past performance and is not predictive of future results. There is no guarantee that the fund can achieve its objective.
**All country and regional returns are from the corresponding Morgan Stanley Capital International Indices. Returns are dollar based with all dividends reinvested.

                     Portfolio Summary as of June 30, 1999
                                  (unaudited)

                              [PIE CHART APPEARS HERE]
      Asset Allocation
Common Stocks............91%
Preferred Stocks......... 2%
Government Obligations....4%
Cash......................3%

                              [PIE CHART APPEARS HERE]
 Top Country Holdings
Japan....................20%
United Kingdom...........19%
Germany..................11%
France................... 8%
Netherlands.............. 8%
Switzerland.............. 6%

                      Top Ten Holdings (22% of Portfolio)

 1. Swedish Match AB - Sweden
 2. Novartis AG - Switzerland
 3. Bundesbank Deutschland Republic Bond,
    3.75% - Germany
 4. Storebrand ASA - Norway
 5. Deutsche Bank AG - Germany
 6. Boehler Uddeholm AG - Austria
 7. Vivendi - France
 8. Elf Aquitaine S.A. - France
 9. Nokia Oyj "Class A" - Finland
10. British Telecommunications plc - United Kingdom

Lexington International Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 1999 (unaudited)



 Number of                                                              Value
  Shares                           Security                            (Note 1)
--------------------------------------------------------------------------------
           COMMON STOCKS: 91.2%
           Australia: 0.7%
    45,900 Foster's Brewing Group, Ltd. ...........................   $  129,367
                                                                      ----------

           Austria: 2.0%
     7,800 Boehler - Uddeholm AG...................................      386,028
                                                                      ----------

           Canada: 1.3%
    11,300 Imax Corporation/1/ ....................................      255,663
                                                                      ----------

           Finland: 2.5%
     4,200 Nokia Oyj "Class A".....................................      368,164
    11,800 Raisio Group plc........................................      109,521
                                                                      ----------
                                                                         477,685
                                                                      ----------
           France: 7.9%
     1,900 Atos SA.................................................      193,982
     2,530 Axa-UAP.................................................      308,659
     2,100 CPR SA..................................................       93,687
     5,200 Elf Aquitaine S.A. (ADR)................................      382,525
     2,200 Schlumberger, Ltd. - NY Shares..........................      140,113
     4,740 Vivendi.................................................      383,970
     5,640 Vivendi (Rights)........................................        6,631
                                                                      ----------
                                                                       1,509,567
                                                                      ----------
           Germany: 6.1%
       530 ADVA AG Optical Networking..............................       39,791
     1,200 Allianz AG..............................................      332,895
     6,711 Deutsche Bank AG........................................      409,369
     4,300 Dresdner Bank AG........................................      168,066
     4,600 Hoechst AG..............................................      208,255
                                                                      ----------
                                                                       1,158,376
                                                                      ----------
           Greece: 1.0%
     8,000 Panafon Hellenic Telecom SA.............................      192,944
                                                                      ----------

           Hong Kong: 2.6%
   226,000 Mandarin Oriental International, Ltd. ..................      198,880
 1,000,000 Moulin International Holding, Ltd. .....................      106,978
   348,000 South China Morning Post (Holdings), Ltd. ..............      195,112
                                                                      ----------
                                                                         500,970
                                                                      ----------
           Ireland: 2.7%
   141,500 Jefferson Smurfit Group.................................      331,979
    17,050 Ryanair Holdings plc/1/ ................................      176,711
                                                                      ----------
                                                                         508,690
                                                                      ----------
           Israel: 0.7%
     2,900 Teva Pharmaceutical Industries, Ltd. (ADR)..............      143,188
                                                                      ----------
           Italy: 2.9%
    31,000 Banca Fideuram Spa......................................      178,901
    79,000 Istituto Nazionale delle Assicurazioni..................      182,983
    25,000 Mediolanum Spa..........................................      191,894
                                                                      ----------
                                                                         553,778
                                                                      ----------


 Number of                                                              Value
  Shares                           Security                            (Note 1)
--------------------------------------------------------------------------------
           Japan: 20.1%
  18,000   Asahi Glass Company, Ltd. ..............................   $  116,742
  68,000   Bunka Shutter Company, Ltd. ............................      193,826
   9,000   Canon, Inc./2/ .........................................      258,766
   4,600   Doutor Coffee Company, Ltd./2/ .........................      243,993
  39,000   Fuji Bank, Ltd. ........................................      271,952
   4,000   Hoya Corporation........................................      225,718
   4,700   Kita Kyushu Coca-Cola Bottling Company, Ltd. ...........      267,160
  10,000   NEC Corporation.........................................      124,343
   1,900   Nintendo Company, Ltd./2/ ..............................      267,019
  92,000   Nippon Steel Corporation................................      213,589
  23,000   Rengo Company, Ltd. ....................................      118,576
   6,200   Rinnai Corporation/2/ ..................................      142,404
  17,000   Sharp Corporation.......................................      200,849
   1,800   Sony Corporation........................................      194,074
  38,000   The Nikko Securities Company, Ltd. .....................      245,199
  26,000   Toshiba Corporation.....................................      185,383
  23,000   Toto, Ltd. .............................................      177,674
   6,200   Towa Corporation........................................      211,044
  25,000   Yamato Kogyo Company, Ltd. /2/ .........................      181,970
                                                                      ----------
                                                                       3,840,281
                                                                      ----------
           Netherlands: 7.6%
   4,050   Heijmans NV.............................................       73,091
   2,100   Koninklijke (Royal) Philips Electronics NV..............      207,146
   5,400   Koninklijke Ahold NV....................................      186,000
  10,500   Koninklijke Ahrend Groep NV.............................      182,458
   8,600   Koninklijke Numico NV...................................      304,648
   6,600   Unique International NV.................................      160,971
   6,100   United Pan-Europe Communications NV (ADR)...............      336,644
                                                                      ----------
                                                                       1,450,958
                                                                      ----------
           New Zealand: 0.2%
  20,500   Tranz Rail Holdings, Ltd. ..............................       34,763
                                                                      ----------

           Norway: 2.9%
   8,300   Petroleum Geo-Services ASA..............................      124,939
  63,910   Storebrand ASA/1/ ......................................      430,276
                                                                      ----------
                                                                         555,215
                                                                      ----------
           Russia: 0.8%
   6,700   Vimpel-Communications (ADR).............................      154,519
                                                                      ----------

           Singapore: 0.7%
  74,000   Want Want Holdings......................................      132,460
                                                                      ----------


Lexington International Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 1999 (unaudited) (continued)



 Number of                                                              Value
  Shares                           Security                           (Note 1)
--------------------------------------------------------------------------------
           COMMON STOCKS (continued):
           Spain: 1.2%
    6,271  Mapfre Vida Seguros....................................   $   179,139
    3,000  Telefonica Publicidad e Informacion, S.A...............        59,865
                                                                     -----------
                                                                         239,004
                                                                     -----------
           Sweden: 2.9%
  157,962  Swedish Match AB.......................................       562,973
                                                                     -----------

           Switzerland: 5.6%
      135  Nestle AG..............................................       243,238
      341  Novartis AG............................................       497,926
       17  Roche Holding AG.......................................       174,747
      540  UBS AG.................................................       161,174
                                                                     -----------
                                                                       1,077,085
                                                                     -----------
           United Kingdom: 18.8%
  110,800  Aegis Group plc........................................       243,642
   21,900  British Telecommunications plc.........................       366,958
   36,000  Cadbury Schweppes plc..................................       229,257
   20,200  Capita Group plc.......................................       209,038
    8,900  Colt Telecom Group plc.................................       186,727
   55,400  D.F.S. Furniture Company plc...........................       279,883
   37,700  Devro plc..............................................        82,603
   25,900  Diageo plc.............................................       270,473
   72,600  George Wimpey plc......................................       173,948
    7,500  Glaxo Welcome plc......................................       208,426
   19,900  Northern Rock plc......................................       149,941
   13,200  PizzaExpress plc.......................................       190,386
   11,600  Provident Financial plc................................       161,183
   52,400  Regent Inns plc........................................       163,131
    9,560  Rio Tinto plc..........................................       160,263
   25,300  SmithKline Beecham plc.................................       328,814
   10,100  Vodafone AirTouch plc..................................       199,008
                                                                     -----------
                                                                       3,603,681
                                                                     -----------
           TOTAL COMMON STOCKS (cost $16,045,943).................    17,467,195
                                                                     -----------

 Number of Shares
        or                                                             Value
 Principal Amount                     Security                       (Note 1)
-------------------------------------------------------------------------------
                  PREFERRED STOCKS: 1.9%
                  Germany: 1.9%
         4,600    Fielmann AG....................................   $   170,304
         1,910    Rhoen-Klinikum AG..............................       187,124
                                                                    -----------
                  TOTAL PREFERRED STOCKS (cost $386,356).........       357,428
                                                                    -----------

                  GOVERNMENT OBLIGATIONS: 4.3%
                  Germany: 2.5%
      492,000*    Bundesbank Deutschland Republic Bond,
                   3.75% due 01/04/09 (cost $570,418)............       478,516
                                                                    -----------
                  United States: 1.8%
    $1,479,000    U.S. Strip Bond,
                   0.00%, due 05/15/2023 (cost $363,965).........       341,117
                                                                    -----------
                  TOTAL GOVERNMENT OBLIGATIONS
                   (cost $934,383)...............................       819,633
                                                                    -----------
                  TOTAL INVESTMENTS: 97.4% (cost $17,366,682+)
                   (Note 1)                                          18,644,256
                  Other assets in excess of liabilities: 2.6%....       506,517
                                                                    -----------
                  TOTAL NET ASSETS: 100.0% (equivalent to $12.86
                   per share on 1,488,959 shares outstanding)....   $19,150,773
                                                                    ===========

*  Principal amount represents local currency.
/1/ Non-income producing security.
/2/ Some or all of this security is segregated for forward foreign currency contracts (Notes 1 and 7).
ADR - American Depository Receipt.
+ Aggregate cost for Federal income tax purposes is $17,396,049.
                              --------------------
At June 30, 1999, the composition of the Fund's net assets by industry concentration was as follows:

Banking.....................   6.6%
Basic Industries............   0.9
Capital Equipment...........   2.9
Construction & Housing......   2.3
Consumer Durable Goods......   6.6
Consumer Non-durable Goods..  11.2
Electrical & Electronics....   2.3
Energy Sources..............   2.0
Financial Services..........  11.5
Health & Personal Care......   8.6

Materials..................   8.8%
Merchandising..............   5.6
Multi-industry.............   1.1
Real Estate................   1.0
Services...................  11.2
Telecommunications.........   9.4
Transportation.............   1.1
Government Obligations.....   4.3
Other assets in excess of
 liabilities...............   2.6
                            -----
 Total Net Assets.......... 100.0%
                            =====

   The Notes to Financial Statements are an integral part of this statement.

Lexington International Fund, Inc.
Statement of Assets and Liabilities
June 30, 1999 (unaudited)

Assets
Investments, at value (cost $17,366,682) (Note 1)................. $18,644,256
Cash..............................................................     510,072
Receivable for investment securities sold.........................     254,569
Receivable for shares sold........................................      31,667
Dividends and interest receivable.................................      26,096
Foreign taxes recoverable.........................................      26,473
Unrealized gain on open forward contracts
 (Note 7).........................................................      12,948
                                                                   -----------
   Total Assets...................................................  19,506,081
                                                                   -----------
Liabilities
Due to Lexington Management Corporation
 (Note 2).........................................................      17,585
Payable for investment securities purchased.......................     281,671
Accrued expenses..................................................      56,052
                                                                   -----------
   Total Liabilities..............................................     355,308
                                                                   -----------
Net Assets (equivalent to $12.86 per share on 1,488,959 shares outstanding) (Note 4)............................................ $19,150,773
                                                                   ===========
Net Assets consist of:
Capital stock -- authorized 500,000,000 shares, $.001 par value
 per share........................................................ $     1,489
Additional paid-in capital........................................  13,656,584
Undistributed net investment income...............................     191,159
Accumulated net realized gain on investments and foreign currency
 transactions.....................................................   4,012,901
Unrealized appreciation of investments and foreign currency
 translation of other assets and liabilities......................   1,288,640
                                                                   -----------
   Total Net Assets............................................... $19,150,773
                                                                   ===========

Lexington International Fund, Inc.
Statement of Operations
Six months ended June 30, 1999 (unaudited)

Investment Income
 Dividends..........................................  $   267,037
 Interest...........................................       40,101
                                                      -----------
                                                          307,138
 Less: foreign tax expense..........................       32,028
                                                      -----------
 Total investment income............................               $   275,110
Expenses
 Investment advisory fee (Note 2)...................      116,546
 Custodian expenses.................................       19,323
 Transfer agent and shareholder servicing expenses
  (Note 2)..........................................       17,841
 Distribution expenses (Note 3).....................       15,266
 Printing and mailing expenses......................       14,629
 Professional fees..................................       14,452
 Accounting expenses (Note 2).......................       10,233
 Directors' fees and expenses.......................        9,506
 Registration fees..................................        8,597
 Computer processing fees...........................        4,163
 Other expenses.....................................        7,583
                                                      -----------
 Total expenses.....................................                   238,139
                                                                   -----------
 Net investment income..............................                    36,971
Realized and Unrealized Gain (Loss) on Investments
 (Note 5)
Net realized gain (loss) on:
 Investments........................................    3,733,317
 Foreign currency transactions......................      (96,555)
                                                      -----------
  Net realized gain.................................                 3,636,762
Net change in unrealized appreciation (depreciation)
 on:
 Investments........................................   (1,061,323)
 Foreign currency translation of other assets and
  liabilities.......................................       11,066
                                                      -----------
  Net change in unrealized appreciation
   (depreciation)...................................                (1,050,257)
                                                                   -----------
Net realized and unrealized gain....................                 2,586,505
                                                                   -----------
Increase in Net Assets Resulting from Operations....               $ 2,623,476
                                                                   ===========

  The Notes to Financial Statements are an integral part of these statements.

Lexington International Fund, Inc.
Statements of Changes in Net Assets

                                             Six months ended
                                              June 30, 1999      Year ended
                                               (unaudited)    December 31, 1998
                                             ---------------- -----------------
Net investment income.......................   $    36,971       $    75,759
Net realized gain from investments and
 foreign currency transactions..............     3,636,762         1,374,765
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currency translation.......................    (1,050,257)        2,145,676
                                               -----------       -----------
  Net increase in net assets resulting from
   operations...............................     2,623,476         3,596,200
Distributions to shareholders from net
 investment income..........................        --              (116,960)
Distributions to shareholders from net
 realized gains from security transactions
 (Note 1)...................................        --              (695,462)
Increase (decrease) in net assets from
 capital share transactions (Note 4)........    (7,472,418)        1,266,820
                                               -----------       -----------
  Net increase (decrease) in net assets.....    (4,848,942)        4,050,598
Net Assets:
 Beginning of period........................    23,999,715        19,949,117
                                               -----------       -----------
 End of period (including undistributed of
  net investment income of $191,159 and
  $154,188, 1999 and 1998, respectively)....   $19,150,773       $23,999,715
                                               ===========       ===========

  The Notes to Financial Statements are an integral part of these statements.

Lexington International Fund, Inc.
Notes to Financial Statements
June 30, 1999 (unaudited) and December 31, 1998

1.Significant Accounting Policies
Lexington International Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital through investment in common stocks and equivalents of companies domiciled in foreign countries. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

   Investments Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

   Foreign Currency Transactions Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

The Fund authorizes its custodian to place and maintain equity securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign currency contracts entered into with respect to position hedges.

   Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

   Distributions Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Fund's capital accounts to

Lexington International Fund, Inc.
Notes to Financial Statements
June 30, 1999 (unaudited) and December 31, 1998 (continued)

1.Significant Accounting Policies (continued)
Distributions (continued) reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

   Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.Investment Advisory Fee and Other Transactions with Affiliate
The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets. For 1999, LMC has voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions, 12b-1 fees, and extraordinary expenses but including management fees and operating expenses) to an annual rate of 2.50% of the Fund's average daily net assets. No reimbursement was required for the six months ended June 30, 1999.

The Fund reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $22,523 which are incurred by the Fund, but paid by LMC.

3.Distribution Plan
The Fund has a Distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the six months ended June 30, 1999, were $15,266 and are set forth in the statement of operations.

4.Capital Stock
Transactions in capital stock were as follows:

                                 Six months ended
                                  June 30, 1999             Year ended
                                   (unaudited)          December 31, 1998
                               ---------------------  -----------------------
                                Shares     Amount      Shares       Amount
                                ------     ------      ------       ------
Shares sold...................  120,751  $ 1,479,285  1,005,127  $ 11,440,387
Shares issued on reinvestment
 of dividends.................    --         --          58,468       669,485
                               --------  -----------  ---------  ------------
                                120,751    1,479,285  1,063,595    12,109,872
Shares redeemed............... (699,574)  (8,951,703)  (970,855)  (10,843,052)
                               --------  -----------  ---------  ------------
Net increase (decrease)....... (578,823) $(7,472,418)    92,740  $  1,266,820
                               ========  ===========  =========  ============

Lexington International Fund, Inc.
Notes to Financial Statements
June 30, 1999 (unaudited) and December 31, 1998 (continued)


5.Investment Transactions
The cost of purchases and proceeds from sales of securities for the six months ended June 30, 1999, excluding short-term securities, were $16,748,517 and $23,542,893 respectively.

At June 30, 1999, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $2,200,436 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $922,862.

6.Investment and Concentration Risks
The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

   Year 2000 Compliance Risk The Fund seeks to ensure that the operating and processing systems of the companies in which it invests will continue to function when the Year 2000 arrives. However, the risk exists that one or more of these companies may not be adequately prepared for the Year 2000 which could have a material impact on the company itself and on the Fund's investment in that company.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

7.Forward Foreign Exchange Contract
At June 30, 1999, the Fund was committed to sell foreign currency under the following forward foreign exchange contract:

                               Contract       Contract              Unrealized
                Settlement      Amount         Amount                 Gain at
   Contract        Date    (Local Currency) (U.S. Dollar)  Value   June 30, 1999
   --------     ---------- ---------------- ------------- -------- -------------
Japanese Yen..   09/13/99    112,458,448      $951,666    $938,718    $12,948
                                                                      =======

Lexington International Fund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:

                            Six months ended     Year ended December 31,
                             June 30, 1999   ----------------------------------
                              (unaudited)     1998     1997     1996     1995
                            ---------------- -------  -------  -------  -------
Net asset value, beginning
 of period................       $11.61       $10.10   $10.86   $10.60   $10.37
                                 ------       ------   ------   ------   ------
Income (loss) from
 investment operations:
 Net investment income
  (loss)..................         0.05         0.17     0.07    (0.02)   (0.01)
 Net realized and
  unrealized gain on
  investments and foreign
  currency transactions...         1.20         1.74     0.10     1.45     0.61
                                 ------       ------   ------   ------   ------
Total income from
 investment operations....         1.25         1.91     0.17     1.43     0.60
                                 ------       ------   ------   ------   ------
Less distributions:
 Distributions from net
  investment income.......        --           (0.06)   (0.13)   (0.20)    --
 Distributions in excess
  of net investment income
  (temporary book-tax
  difference).............        --            --       --       --      (0.35)
 Distributions from net
  realized gains..........        --           (0.34)   (0.80)   (0.97)   (0.02)
                                -------      -------  -------  -------  -------
Total distributions.......        --           (0.40)   (0.93)   (1.17)   (0.37)
                                -------      -------  -------  -------  -------
Net asset value, end of
 period...................       $12.86       $11.61   $10.10   $10.86   $10.60
                                 ======       ======   ======   ======   ======
Total return..............       21.74%*      19.02%    1.61%   13.57%    5.77%
Ratio to average net
 assets:
 Expenses, before
  reimbursement or
  waivers.................        2.04%*       2.25%    2.15%    2.45%    2.46%
 Expenses, net of
  reimbursement or
  waivers.................        2.04%*       1.75%    1.75%    2.45%    2.46%
 Net investment income
  (loss), before
  reimbursement or
  waivers.................        0.32%*     (0.16)%    0.13%  (0.39)%  (0.12)%
 Net investment income
  (loss)..................        0.32%*       0.35%    0.53%  (0.39)%  (0.12)%
Portfolio turnover rate...      151.96%*     143.67%  122.56%  113.55%  137.72%
Net assets, end of period
 (000's omitted)..........      $19,151      $24,000  $19,949  $18,891  $17,855

--------
* Annualized.

Lexington
International Fund, Inc.

Investment Adviser
---------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Distributor
---------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


    All shareholder
    requests for
    services of any
    kind should be sent
    to:

    Transfer Agent
   ---------------------
    STATE STREET BANK AND
    TRUST COMPANY
    c/o National Financial Data Services
    330 West Ninth Street
    Kansas City, Missouri 64105

    Or call toll free:
    Service and Sales:
    1-800-526-0056
    24 Hour Account
    Information:
    1-800-526-0052


  www.lexingtonfunds.com

---------------------------------------

(800) 526-0052

"LEXLINE"
24 hour toll-free telephone access to your
Lexington Fund account
Price/Yield . Account Balances . Exchanges .
Last Transactions . Total Return . Duplicate Statements
--------------------------------------------------------

This report has been prepared for the information of the shareholders of Lexington International Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

LEX284-SAR6/99

                                   LEXINGTON
                                   INTERNATIONAL
                                   FUND, INC.
                 --------------------------------------------
                 Seeks long-term growth of capital, primarily
                    through investment in common stocks of
                   companies domiciled in foreign countries.
                 --------------------------------------------

                              Semi-Annual Report
                                June 30, 1999

                              The Lexington Group
                                  of No-Load
                             Investment Companies

                       [LOGO OF LEXINGTON APPEARS HERE]